The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2025

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q25 vs.
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
Selected income statement data
Fee and other revenue	$3,633	$3,653	$3,600	$3,567	$3,487	(1)%	4%
Net interest income	1,159	1,194	1,048	1,030	1,040	(3)	11
Total revenue	4,792	4,847	4,648	4,597	4,527	(1)	6
Provision for credit losses	18	20	23	—	27	N/M	N/M
Noninterest expense	3,252	3,355	3,100	3,070	3,176	(3)	2
Income before income taxes	1,522	1,472	1,525	1,527	1,324	3	15
Provision for income taxes	300	315	336	357	297	(5)	1
Net income	$1,222	$1,157	$1,189	$1,170	$1,027	6%	19%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,149	$1,130	$1,110	$1,143	$953	2%	21%
Diluted earnings per common share	$1.58	$1.54	$1.50	$1.52	$1.25	3%	26%
Average common shares and equivalents outstanding – diluted (in thousands)	727,398	733,720	742,080	751,596	762,268	(1)%	(5)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	32%	30%	33%	33%	29%
Return on common equity	12.6%	12.2%	12.0%	12.7%	10.7%
Return on tangible common equity – Non-GAAP (a)	24.2%	23.3%	22.8%	24.6%	20.7%
Non-U.S. revenue as a percentage of total revenue	33%	35%	35%	36%	34%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$53.1	$52.1	$52.1	$49.5	$48.8	2%	9%
Assets under management (“AUM”) (in trillions)	$2.01	$2.03	$2.14	$2.05	$2.02	(1)%	—%
Full-time employees	51,000	51,800	52,600	52,000	52,100	(2)%	(2)%
Book value per common share	$52.82	$51.52	$51.78	$49.46	$48.44
Tangible book value per common share – Non-GAAP (a)	$28.20	$27.05	$28.01	$26.19	$25.44
Cash dividends per common share	$0.47	$0.47	$0.47	$0.42	$0.42
Common dividend payout ratio	30%	31%	32%	28%	34%
Closing stock price per common share	$83.87	$76.83	$71.86	$59.89	$57.62
Market capitalization	$60,003	$55,139	$52,248	$44,196	$43,089
Common shares outstanding (in thousands)	715,434	717,680	727,078	737,957	747,816

Capital ratios at period end (c)
Common Equity Tier 1 (“CET1”) ratio	11.5%	11.2%	11.9%	11.4%	10.8%
Tier 1 capital ratio	14.7%	13.7%	14.5%	14.0%	13.4%
Total capital ratio	15.7%	14.8%	15.6%	15.0%	14.3%
Tier 1 leverage ratio	6.2%	5.7%	6.0%	5.8%	5.9%
Supplementary leverage ratio (“SLR”)	6.9%	6.5%	7.0%	6.8%	7.0%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Trust Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.9 trillion at March 31, 2025, $1.8 trillion at Dec. 31, 2024, $1.9 trillion at Sept. 30, 2024 and $1.7 trillion at June 30, 2024 and March 31, 2024.

(c) Regulatory capital ratios for March 31, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2025 and Dec. 31, 2024 was the Standardized Approach, for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for June 30, 2024 and March 31, 2024 was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						1Q25 vs.
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
Revenue
Investment services fees	$2,411	$2,438	$2,344	$2,359	$2,278	(1)%	6%
Investment management and performance fees	739	808	794	761	776	(9)	(5)
Foreign exchange revenue	156	177	175	184	152	(12)	3
Financing-related fees	60	53	53	53	57	13	5
Distribution and servicing fees	37	37	38	41	42	—	(12)
Total fee revenue	3,403	3,513	3,404	3,398	3,305	(3)	3
Investment and other revenue	230	140	196	169	182	N/M	N/M
Total fee and other revenue	3,633	3,653	3,600	3,567	3,487	(1)	4
Net interest income	1,159	1,194	1,048	1,030	1,040	(3)	11
Total revenue	4,792	4,847	4,648	4,597	4,527	(1)	6
Provision for credit losses	18	20	23	—	27	N/M	N/M
Noninterest expense
Staff	1,834	1,817	1,736	1,720	1,857	1	(1)
Software and equipment	513	520	491	476	475	(1)	8
Professional, legal and other purchased services	366	410	370	374	349	(11)	5
Net occupancy	136	149	130	134	124	(9)	10
Sub-custodian and clearing	131	128	117	134	119	2	10
Distribution and servicing	65	87	90	88	96	(25)	(32)
Business development	48	54	48	50	36	(11)	33
Bank assessment charges	38	16	10	(7)	17	N/M	N/M
Amortization of intangible assets	11	13	12	13	12	(15)	(8)
Other	110	161	96	88	91	(32)	21
Total noninterest expense	3,252	3,355	3,100	3,070	3,176	(3)	2
Income before income taxes	1,522	1,472	1,525	1,527	1,324	3	15
Provision for income taxes	300	315	336	357	297	(5)	1
Net income	1,222	1,157	1,189	1,170	1,027	6	19
Net (income) attributable to noncontrolling interests	(2)	(2)	(7)	(2)	(2)	N/M	N/M
Preferred stock dividends	(71)	(25)	(72)	(25)	(72)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,149	$1,130	$1,110	$1,143	$953	2%	21%

Average common shares and equivalents outstanding: Basic	720,951	726,568	736,547	746,904	756,937	(1)%	(5)%
Diluted	727,398	733,720	742,080	751,596	762,268	(1)%	(5)%

Earnings per common share: Basic	$1.59	$1.56	$1.51	$1.53	$1.26	2%	26%
Diluted	$1.58	$1.54	$1.50	$1.52	$1.25	3%	26%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2025	2024
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from banks	$5,354	$4,178	$6,234	$5,311	$5,305
Interest-bearing deposits with the Federal Reserve and other central banks	102,303	89,546	102,231	116,139	119,197
Interest-bearing deposits with banks	11,945	9,612	9,354	11,488	10,636
Federal funds sold and securities purchased under resale agreements	41,316	41,146	36,164	29,723	29,661
Securities	145,385	136,627	141,876	136,850	138,909
Trading assets	11,978	13,981	12,459	9,609	10,078
Loans	71,404	71,570	69,451	70,642	73,615
Allowance for loan losses	(295)	(294)	(296)	(286)	(322)
Net loans	71,109	71,276	69,155	70,356	73,293
Premises and equipment	3,257	3,266	3,380	3,267	3,136
Accrued interest receivable	1,302	1,293	1,319	1,253	1,343
Goodwill	16,661	16,598	16,338	16,217	16,228
Intangible assets	2,846	2,851	2,824	2,826	2,839
Other assets	27,235	25,690	26,127	25,500	24,103
Total assets	$440,691	$416,064	$427,461	$428,539	$434,728
Liabilities
Deposits	$308,644	$289,524	$296,438	$304,311	$309,020
Federal funds purchased and securities sold under repurchase agreements	15,663	14,064	14,574	15,701	15,112
Trading liabilities	4,580	4,865	4,553	3,372	3,100
Payables to customers and broker-dealers	22,244	20,073	19,741	17,569	19,392
Commercial paper	1,662	301	301	301	—
Other borrowed funds	212	225	401	280	306
Accrued taxes and other expenses	4,438	5,270	5,138	4,729	4,395
Other liabilities	8,756	9,124	10,726	10,208	10,245
Long-term debt	30,869	30,854	33,199	30,947	32,396
Total liabilities	397,068	374,300	385,071	387,418	393,966
Temporary equity
Redeemable noncontrolling interests	94	87	107	92	82
Permanent equity
Preferred stock	5,331	4,343	4,343	4,343	4,343
Common stock	14	14	14	14	14
Additional paid-in capital	29,535	29,321	29,230	29,139	29,055
Retained earnings	43,343	42,537	41,756	40,999	40,178
Accumulated other comprehensive loss, net of tax	(4,115)	(4,656)	(3,867)	(4,900)	(4,876)
Less: Treasury stock, at cost	(30,989)	(30,241)	(29,484)	(28,752)	(28,145)
Total The Bank of New York Mellon Corporation shareholders’ equity	43,119	41,318	41,992	40,843	40,569
Nonredeemable noncontrolling interests of consolidated investment management funds	410	359	291	186	111
Total permanent equity	43,529	41,677	42,283	41,029	40,680
Total liabilities, temporary equity and permanent equity	$440,691	$416,064	$427,461	$428,539	$434,728

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q25 vs.
(dollars in millions)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
Investment services fees	$2,411	$2,438	$2,344	$2,359	$2,278	(1)%	6%
Investment management and performance fees:
Investment management fees (a)	734	788	781	753	766	(7)	(4)
Performance fees	5	20	13	8	10	N/M	N/M
Total investment management and performance fees (b)	739	808	794	761	776	(9)	(5)
Foreign exchange revenue	156	177	175	184	152	(12)	3
Financing-related fees	60	53	53	53	57	13	5
Distribution and servicing fees	37	37	38	41	42	—	(12)
Total fee revenue	3,403	3,513	3,404	3,398	3,305	(3)	3
Investment and other revenue:
Income (loss) from consolidated investment management funds	6	(5)	28	8	15	N/M	N/M
Seed capital (losses) gains (c)	(6)	3	3	—	14	N/M	N/M
Other trading revenue	71	89	79	77	69	N/M	N/M
Renewable energy investment gains	15	5	6	8	6	N/M	N/M
Corporate/bank-owned life insurance	38	47	36	26	28	N/M	N/M
Other investments gains (d)	24	8	12	30	17	N/M	N/M
Disposal gains	40	—	—	—	—	N/M	N/M
Expense reimbursements from joint venture	31	29	32	30	27	N/M	N/M
Other income	11	14	17	7	7	N/M	N/M
Net securities (losses)	—	(50)	(17)	(17)	(1)	N/M	N/M
Total investment and other revenue	230	140	196	169	182	N/M	N/M
Total fee and other revenue	$3,633	$3,653	$3,600	$3,567	$3,487	(1)%	4%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees decreased 4% (Non-GAAP) compared with 1Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q25			4Q24			3Q24			2Q24			1Q24
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$86,038	3.84%		$94,337	4.18%		$100,611	4.62%		$102,257	4.65%		$102,795	4.69%
Interest-bearing deposits with banks	10,083	3.39		10,479	3.54		10,559	4.15		11,210	3.91		11,724	4.16
Federal funds sold and securities purchased under resale agreements	41,166	28.79	(a)	37,939	31.22	(a)	31,183	36.65	(a)	29,013	36.48	(a)	27,019	36.22	(a)
Loans	69,670	5.80		69,211	6.17		69,205	6.57		68,283	6.58		65,844	6.48
Securities:
U.S. government obligations	26,614	3.49		27,223	3.47		28,490	3.71		28,347	3.82		27,242	3.70
U.S. government agency obligations	63,514	3.27		63,166	3.31		62,572	3.26		62,549	3.29		63,135	3.22
Other securities	51,403	3.62		49,675	3.76		48,647	4.00		46,828	4.04		43,528	4.01
Total investment securities	141,531	3.44		140,064	3.50		139,709	3.61		137,724	3.66		133,905	3.57
Trading securities (b)	6,199	5.29		5,738	6.13		5,667	5.33		5,146	5.89		4,846	5.75
Total securities (b)	147,730	3.52		145,802	3.61		145,376	3.68		142,870	3.74		138,751	3.65
Total interest-earning assets (b)	$354,687	6.97%		$357,768	7.18%		$356,934	7.40%		$353,633	7.24%		$346,133	7.06%
Noninterest-earning assets	61,157			62,576			59,463			58,866			57,852
Total assets	$415,844			$420,344			$416,397			$412,499			$403,985

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$234,394	2.98%		$235,281	3.27%		$236,724	3.82%		$235,878	3.85%		$228,897	3.84%
Federal funds purchased and securities sold under repurchase agreements	17,566	60.25	(a)	17,599	60.52	(a)	16,584	62.85	(a)	17,711	55.26	(a)	16,133	55.91	(a)
Trading liabilities	2,063	4.56		1,887	4.61		1,844	4.83		1,689	5.43		1,649	5.11
Other borrowed funds	288	5.93		484	2.32		418	3.15		351	8.61		502	3.47
Commercial paper	1,279	4.51		2,336	4.83		1,474	5.50		954	5.54		8	5.42
Payables to customers and broker-dealers	15,142	4.21		13,672	4.77		12,737	5.29		12,066	5.35		12,420	4.74
Long-term debt	31,216	5.57		31,506	5.58		33,154	5.93		31,506	5.92		31,087	5.82
Total interest-bearing liabilities	$301,948	6.66%		$302,765	6.92%		$302,935	7.36%		$300,155	7.18%		$290,696	6.99%
Total noninterest-bearing deposits	48,141			51,207			47,962			48,965			49,949
Other noninterest-bearing liabilities	23,808			24,790			24,122			22,839			23,005
Total The Bank of New York Mellon Corporation shareholders’ equity	41,542			41,266			41,115			40,387			40,248
Noncontrolling interests	405			316			263			153			87
Total liabilities and equity	$415,844			$420,344			$416,397			$412,499			$403,985
Net interest margin		1.30%			1.32%			1.16%			1.15%			1.19%
Net interest margin (FTE) – Non-GAAP (c)		1.30%			1.32%			1.16%			1.15%			1.19%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $224 billion for 1Q25, $208 billion for 4Q24, $179 billion for 3Q24, $163 billion for 2Q24 and $151 billion for 1Q24. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 4.46% for 1Q25, 4.82% for 4Q24, 5.43% for 3Q24, 5.51% for 2Q24 and 5.49% for 1Q24. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 4.37% for 1Q25, 4.73% for 4Q24, 5.32% for 3Q24, 5.41% for 2Q24 and 5.38% for 1Q24. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2025	2024
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$19,505	$18,759	$19,687	$18,671	$18,383
Tier 1 capital	24,783	23,039	23,972	23,006	22,723
Total capital	26,581	24,818	25,865	24,538	24,310
Risk-weighted assets	169,080	167,786	165,652	164,094	169,909

CET1 ratio	11.5%	11.2%	11.9%	11.4%	10.8%
Tier 1 capital ratio	14.7	13.7	14.5	14.0	13.4
Total capital ratio	15.7	14.8	15.6	15.0	14.3

Advanced Approaches:
CET1 capital	$19,505	$18,759	$19,687	$18,671	$18,383
Tier 1 capital	24,783	23,039	23,972	23,006	22,723
Total capital	26,246	24,535	25,534	24,201	23,940
Risk-weighted assets	162,226	160,472	163,858	161,778	165,663

CET1 ratio	12.0%	11.7%	12.0%	11.5%	11.1%
Tier 1 capital ratio	15.3	14.4	14.6	14.2	13.7
Total capital ratio	16.2	15.3	15.6	15.0	14.5

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$397,513	$402,069	$398,381	$394,672	$386,148
Tier 1 leverage ratio	6.2%	5.7%	6.0%	5.8%	5.9%

SLR (a):
Leverage exposure	$359,088	$353,523	$342,942	$336,971	$325,801
SLR	6.9%	6.5%	7.0%	6.8%	7.0%

Average liquidity coverage ratio (a)	116%	115%	116%	115%	117%
Average net stable funding ratio (a)	132%	132%	132%	132%	136%
(a) Regulatory capital and liquidity ratios for March 31, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2025 and Dec. 31, 2024 was the Standardized Approach, for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for June 30, 2024 and March 31, 2024 was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q25 vs.
(dollars in millions)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
Revenue:
Investment services fees:
Asset Servicing	$1,062	$1,042	$1,021	$1,018	$1,013	2%	5%
Issuer Services	267	295	285	322	261	(9)	2
Total investment services fees	1,329	1,337	1,306	1,340	1,274	(1)	4
Foreign exchange revenue	136	147	137	144	124	(7)	10
Other fees (a)	65	62	57	56	59	5	10
Total fee revenue	1,530	1,546	1,500	1,540	1,457	(1)	5
Investment and other revenue	140	97	105	104	99	N/M	N/M
Total fee and other revenue	1,670	1,643	1,605	1,644	1,556	2	7
Net interest income	630	681	609	595	583	(7)	8
Total revenue	2,300	2,324	2,214	2,239	2,139	(1)	8
Provision for credit losses	8	15	15	(3)	11	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	1,578	1,659	1,550	1,547	1,530	(5)	3
Amortization of intangible assets	6	7	7	7	7	(14)	(14)
Total noninterest expense	1,584	1,666	1,557	1,554	1,537	(5)	3
Income before income taxes	$708	$643	$642	$688	$591	10%	20%

Total revenue by line of business:
Asset Servicing	$1,786	$1,797	$1,720	$1,687	$1,668	(1)%	7%
Issuer Services	514	527	494	552	471	(2)	9
Total revenue by line of business	$2,300	$2,324	$2,214	$2,239	$2,139	(1)%	8%

Financial ratios:
Pre-tax operating margin	31%	28%	29%	31%	28%

Memo: Securities lending revenue (b)	$52	$52	$47	$46	$46	—%	13%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q25 vs.
(dollars in millions, unless otherwise noted)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
Selected balance sheet data:
Average loans	$11,347	$11,553	$11,077	$11,103	$11,204	(2)%	1%
Average assets (a)	$194,901	$200,277	$199,057	$196,015	$191,544	(3)%	2%
Average deposits	$175,854	$180,843	$180,500	$178,495	$174,687	(3)%	1%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$38.1	$37.7	$37.5	$35.7	$35.4	1%	8%
Market value of securities on loan at period end (in billions) (d)	$504	$488	$484	$481	$486	3%	4%

Issuer Services
Total debt serviced at period end (in trillions)	$13.9	$14.1	$14.3	$14.1	$14.0	(1)%	(1)%
Number of sponsored Depositary Receipts programs at period end	488	499	507	516	527	(2)%	(7)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2025 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.9 trillion at March 31, 2025, $1.8 trillion at Dec. 31, 2024, $1.9 trillion at Sept. 30, 2024 and $1.7 trillion at June 30, 2024 and March 31, 2024.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $62 billion at March 31, 2025, $60 billion at Dec. 31, 2024, $67 billion at Sept. 30, 2024, $66 billion at June 30, 2024 and $64 billion at March 31, 2024.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q25 vs.
(dollars in millions)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
Revenue:
Investment services fees:
Pershing	$503	$516	$475	$474	$482	(3)%	4%
Treasury Services	209	206	200	202	184	1	14
Clearance and Collateral Management	362	364	354	338	329	(1)	10
Total investment services fees	1,074	1,086	1,029	1,014	995	(1)	8
Foreign exchange revenue	29	27	23	23	24	7	21
Other fees (a)	65	61	58	58	58	7	12
Total fee revenue	1,168	1,174	1,110	1,095	1,077	(1)	8
Investment and other revenue	21	19	20	23	17	N/M	N/M
Total fee and other revenue	1,189	1,193	1,130	1,118	1,094	—	9
Net interest income	497	474	415	417	423	5	17
Total revenue	1,686	1,667	1,545	1,535	1,517	1	11
Provision for credit losses	4	9	7	(2)	5	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	865	851	833	832	833	2	4
Amortization of intangible assets	1	1	1	1	1	—	—
Total noninterest expense	866	852	834	833	834	2	4
Income before income taxes	$816	$806	$704	$704	$678	1%	20%

Total revenue by line of business:
Pershing	$719	$705	$649	$663	$670	2%	7%
Treasury Services	477	471	424	426	416	1	15
Clearance and Collateral Management	490	491	472	446	431	—	14
Total revenue by line of business	$1,686	$1,667	$1,545	$1,535	$1,517	1%	11%

Financial ratios:
Pre-tax operating margin	48%	48%	46%	46%	45%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q25 vs.
(dollars in millions, unless otherwise noted)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
Selected balance sheet data:
Average loans	$42,986	$42,217	$42,730	$41,893	$39,271	2%	9%
Average assets (a)	$129,244	$126,919	$122,526	$124,790	$123,552	2%	5%
Average deposits	$91,905	$90,980	$88,856	$91,371	$89,539	1%	3%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$14.7	$14.1	$14.3	$13.4	$13.1	4%	12%

Pershing
AUC/A at period end (in trillions) (b)	$2.7	$2.7	$2.7	$2.6	$2.6	—%	4%
Net new assets (U.S. platform) (in billions) (d)	$11	$41	$(22)	$(23)	$(2)	N/M	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	298	254	251	280	290	17%	3%
Average active clearing accounts (in thousands)	8,406	8,260	8,085	8,057	7,991	2%	5%

Treasury Services
Average daily U.S. dollar payment volumes	244,673	250,714	242,243	241,253	237,124	(2)%	3%

Clearance and Collateral Management
Average collateral balances (in billions) (e)	$6,576	$6,463	$6,380	$6,085	$5,937	2%	11%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2025 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
(e) The previously reported metric for the Clearance and Collateral Management line of business, Average tri-party collateral management balances, has been replaced with a new metric, Average collateral balances. Average collateral balances include all revenue-generating collateral balances, including the tri-party collateral management balances previously reported. The average collateral balances were $6,217 billion for full-year 2024, $6,343 billion for full-year 2023, $5,861 billion for full-year 2022, $4,657 billion for full-year 2021 and $3,966 billion for full-year 2020.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

							1Q25 vs.
(dollars in millions)	1Q25	(a)	4Q24	3Q24	2Q24	1Q24	4Q24	(a)	1Q24	(a)
Revenue:
Investment management fees (a)	$735		$789	$782	$754	$768	(7)%		(4)%
Performance fees	5		20	13	8	10	N/M		N/M
Investment management and performance fees (b)	740		809	795	762	778	(9)		(5)
Distribution and servicing fees	68		68	68	69	70	—		(3)
Other fees (c)	(75)		(64)	(68)	(64)	(60)	N/M		N/M
Total fee revenue	733		813	795	767	788	(10)		(7)
Investment and other revenue (d)	5		13	9	11	17	N/M		N/M
Total fee and other revenue (d)	738		826	804	778	805	(11)		(8)
Net interest income	41		47	45	43	41	(13)		—
Total revenue	779		873	849	821	846	(11)		(8)
Provision for credit losses	2		—	1	4	(1)	N/M		N/M
Noninterest expense (ex. amortization of intangible assets) (a)	710		695	668	663	736	2		(4)
Amortization of intangible assets	4		5	4	5	4	(20)		—
Total noninterest expense	714		700	672	668	740	2		(4)
Income before income taxes	$63		$173	$176	$149	$107	(64)%		(41)%

Total revenue by line of business:
Investment Management (a)	$505		$585	$569	$549	$576	(14)%		(12)%
Wealth Management	274		288	280	272	270	(5)		1
Total revenue by line of business	$779		$873	$849	$821	$846	(11)%		(8)%

Financial ratios:
Pre-tax operating margin	8%		20%	21%	18%	13%
Adjusted pre-tax operating margin – Non-GAAP (e)	9%		22%	23%	20%	14%

Selected balance sheet data:
Average loans	$13,537		$13,718	$13,648	$13,520	$13,553	(1)%		—%
Average assets (f)	$26,402		$26,706	$26,525	$26,031	$26,272	(1)%		—%
Average deposits	$9,917		$9,967	$10,032	$11,005	$11,364	(1)%		(13)%
(a) Effective 1Q25, an adjustment for certain rebates, which were previously recorded as distribution and servicing expense, began to be reflected as a reduction of investment management fees. These amounts totaled approximately $20 million for both 1Q25 and 1Q24 and impacted the variances for investment management fees and related revenue subtotals, noninterest expense and Investment Management total revenue in the table above.
(b) On a constant currency basis, investment management and performance fees decreased 4% (Non-GAAP) compared with 1Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Other fees primarily include investment services fees.
(d) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(e) Net of distribution and servicing expense. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.
(f) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							1Q25 vs.
(dollars in billions)	1Q25	4Q24	3Q24	2Q24	1Q24		4Q24	1Q24
AUM by product type (a)(b):
Equity	$156	$162	$173	$167	$168		(4)%	(7)%
Fixed income	234	221	235	221	219		6	7
Index	470	491	498	485	474		(4)	(1)
Liability-driven investments	549	548	637	598	573		—	(4)
Multi-asset and alternative investments	167	171	175	173	174		(2)	(4)
Cash	432	436	426	401	407		(1)	6
Total AUM	$2,008	$2,029	$2,144	$2,045	$2,015		(1)%	—%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,029	$2,144	$2,045	$2,015	$1,974
Net inflows (outflows):
Long-term strategies:
Equity	(3)	(5)	(2)	(4)	(4)
Fixed income	2	(2)	4	4	12
Liability-driven investments	1	(11)	(4)	4	13
Multi-asset and alternative investments	(2)	(2)	(6)	(2)	(5)
Total long-term active strategies (outflows) inflows	(2)	(20)	(8)	2	16
Index	(11)	(7)	(16)	(4)	(15)
Total long-term strategies (outflows) inflows	(13)	(27)	(24)	(2)	1
Short-term strategies:
Cash	(5)	12	24	(7)	16
Total net (outflows) inflows	(18)	(15)	—	(9)	17
Net market impact	(25)	(45)	58	40	16
Net currency impact	22	(55)	41	(1)	(10)
Other	—	—	—	—	18	(c)
Ending balance of AUM	$2,008	$2,029	$2,144	$2,045	$2,015		(1)%	—%

Wealth Management client assets (a)(d)	$327	$327	$333	$308	$309		—%	6%
(a) March 31, 2025 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	1Q25	4Q24	3Q24	2Q24	1Q24
Revenue:
Fee revenue	$(28)	$(20)	$(1)	$(4)	$(17)
Investment and other revenue	62	9	55	29	47
Total fee and other revenue	34	(11)	54	25	30
Net interest (expense)	(9)	(8)	(21)	(25)	(7)
Total revenue	25	(19)	33	—	23
Provision for credit losses	4	(4)	—	1	12
Noninterest expense	88	137	37	15	65
(Loss) before income taxes	$(67)	$(152)	$(4)	$(16)	$(54)

Selected balance sheet data:
Average loans and leases	$1,800	$1,723	$1,750	$1,767	$1,816
Average assets	$65,297	$66,442	$68,289	$65,663	$62,617

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2024	1Q25 change in unrealized gain (loss)	March 31, 2025			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
			Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$42,183	$649	$48,279	$44,912		93%	$(3,367)		21%	100%	—%	—%	—%	—%
Non-U.S. government (d)	29,198	89	33,259	33,025		99	(234)		24	95	2	2	1	—
U.S. Treasury	24,793	217	28,296	27,898		99	(398)		39	100	—	—	—	—
Agency commercial MBS	10,377	97	10,585	10,197		96	(388)		42	100	—	—	—	—
Foreign covered bonds	7,623	17	7,900	7,856		99	(44)		37	100	—	—	—	—
CLOs	7,637	(23)	7,855	7,844		100	(11)		100	100	—	—	—	—
U.S. government agencies	5,636	72	5,656	5,391		95	(265)		25	100	—	—	—	—
Non-agency commercial MBS	2,487	18	2,594	2,458		95	(136)		47	100	—	—	—	—
Non-agency RMBS	1,492	10	1,588	1,445		91	(143)		40	98	2	—	—	—
Other asset-backed securities	615	6	532	499		94	(33)		14	100	—	—	—	—
Other debt securities	10	—	11	10		91	(1)		—	—	—	—	—	100
Total securities	$132,051	$1,152	$146,555	$141,535	(e)	97%	$(5,020)	(f)	32%	99%	1%	—%	—%	—%
(a) Amortized cost includes the impact of hedged item basis adjustments, which was a net decrease of $1,198 million, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) The fair value of available-for-sale securities totaled $96,892 million at March 31, 2025, or 68% of the securities portfolio. The fair value of the held-to-maturity securities totaled $44,643 million at March 31, 2025, or 32% of the securities portfolio.

(f) At March 31, 2025, includes pre-tax net unrealized losses of $1,170 million related to available-for-sale securities, net of hedges, and $3,850 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $884 million and the after-tax equivalent related to held-to-maturity securities was $2,937 million.
Note: At March 31, 2025, the accretable discount relating to securities was $1,285 million. Including the discontinued hedges, net accretion was $82 million in 1Q25.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2025	2024
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$294	$296	$286	$322	$303
Allowance for lending-related commitments	72	75	73	81	87
Allowance for other financial instruments (a)	26	30	37	37	24
Allowance for credit losses – beginning of period	$392	$401	$396	$440	$414

Net (charge-offs) recoveries:
Charge-offs	(10)	(30)	(18)	(44)	(1)
Recoveries	1	1	—	—	—
Total net (charge-offs)	(9)	(29)	(18)	(44)	(1)
Provision for credit losses (b)	18	20	23	—	27
Allowance for credit losses – end of period	$401	$392	$401	$396	$440

Allowance for credit losses – end of period:
Allowance for loan losses	$295	$294	$296	$286	$322
Allowance for lending-related commitments	75	72	75	73	81
Allowance for other financial instruments (a)	31	26	30	37	37
Allowance for credit losses – end of period	$401	$392	$401	$396	$440

Allowance for loan losses as a percentage of total loans	0.41%	0.41%	0.43%	0.40%	0.44%

Nonperforming assets	$213	$179	$211	$227	$278
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Quarterly returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q25	4Q24	3Q24	2Q24	1Q24
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,149	$1,130	$1,110	$1,143	$953
Add: Amortization of intangible assets	11	13	12	13	12
Less: Tax impact of amortization of intangible assets	3	3	3	3	3
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,157	$1,140	$1,119	$1,153	$962

Average common shareholders’ equity	$36,980	$36,923	$36,772	$36,044	$35,905
Less: Average goodwill	16,615	16,515	16,281	16,229	16,238
Average intangible assets	2,849	2,846	2,827	2,834	2,848
Add: Deferred tax liability – tax deductible goodwill	1,226	1,221	1,220	1,213	1,209
Deferred tax liability – intangible assets	666	665	656	655	655
Average tangible common shareholders’ equity – Non-GAAP	$19,408	$19,448	$19,540	$18,849	$18,683

Return on common equity – GAAP	12.6%	12.2%	12.0%	12.7%	10.7%
Return on tangible common equity – Non-GAAP	24.2%	23.3%	22.8%	24.6%	20.7%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2025	2024
(dollars in millions, except common shares and unless otherwise noted)	March 31	Dec. 31	Sept. 30	June 30	March 31
The Bank of New York Mellon Corporation shareholders’ equity at period end – GAAP	$43,119	$41,318	$41,992	$40,843	$40,569
Less: Preferred stock	5,331	4,343	4,343	4,343	4,343
The Bank of New York Mellon Corporation common shareholders’ equity at period end – GAAP	37,788	36,975	37,649	36,500	36,226
Less: Goodwill	16,661	16,598	16,338	16,217	16,228
Intangible assets	2,846	2,851	2,824	2,826	2,839
Add: Deferred tax liability – tax deductible goodwill	1,226	1,221	1,220	1,213	1,209
Deferred tax liability – intangible assets	666	665	656	655	655
The Bank of New York Mellon Corporation tangible common shareholders’ equity at period end – Non-GAAP	$20,173	$19,412	$20,363	$19,325	$19,023

Period-end common shares outstanding (in thousands)	715,434	717,680	727,078	737,957	747,816

Book value per common share – GAAP	$52.82	$51.52	$51.78	$49.46	$48.44
Tangible book value per common share – Non-GAAP	$28.20	$27.05	$28.01	$26.19	$25.44

Net interest margin reconciliation
(dollars in millions)	1Q25	4Q24	3Q24	2Q24	1Q24
Net interest income – GAAP	$1,159	$1,194	$1,048	$1,030	$1,040
Add: Tax equivalent adjustment	—	1	—	1	—
Net interest income (FTE) – Non-GAAP	$1,159	$1,195	$1,048	$1,031	$1,040

Average interest-earning assets	$354,687	$357,768	$356,934	$353,633	$346,133

Net interest margin – GAAP (a)	1.30%	1.32%	1.16%	1.15%	1.19%
Net interest margin (FTE) – Non-GAAP (a)	1.30%	1.32%	1.16%	1.15%	1.19%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	1Q25	4Q24	3Q24	2Q24	1Q24
Income before income taxes – GAAP	$63	$173	$176	$149	$107

Total revenue – GAAP	$779	$873	$849	$821	$846
Less: Distribution and servicing expense	65	88	91	88	96
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$714	$785	$758	$733	$750

Pre-tax operating margin – GAAP (a)	8%	20%	21%	18%	13%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	9%	22%	23%	20%	14%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			1Q25 vs.
(dollars in millions)	1Q25	1Q24	1Q24
Consolidated:
Investment management and performance fees – GAAP	$739	$776	(5)%
Impact of changes in foreign currency exchange rates	—	(4)
Adjusted investment management and performance fees – Non-GAAP	$739	$772	(4)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$740	$778	(5)%
Impact of changes in foreign currency exchange rates	—	(4)
Adjusted investment management and performance fees – Non-GAAP	$740	$774	(4)%